Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF TEXAS

HOUSTON

In Re. Core Scientific Operating Company	§	Case No. 22-90343
§
	§	Lead Case No. 22-90341
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 11/30/2023	Petition Date: 12/21/2022

Months Pending: 11	Industry Classification: 3 3 4 1

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☒	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☒	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Alfredo R. Pérez	Alfredo R. Pérez
Signature of Responsible Party	Printed Name of Responsible Party

12/31/2023
Date	700 Louisiana Street, Suite 1700, Houston, Texas 77002
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$35,779,737

b.	Total receipts (net of transfers between accounts)	$54,839,085	$430,784,204

c.	Total disbursements (net of transfers between accounts)	$28,516,840	$63,080,460

d.	Cash balance end of month (a+b-c)	$62,101,982

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$28,516,840	$63,080,460

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$-472,304,059

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$791,603

d	Total current assets	$-1,105,043,765

e.	Total assets	$-512,612,521

f.	Postpetition payables (excluding taxes)	$212,479,036

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$911,247

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$213,390,283

k.	Prepetition secured debt	$272,998,831

l.	Prepetition priority debt	$3,964,554

m.	Prepetition unsecured debt	$111,329,081

n.	Total liabilities (debt) (j+k+l+m)	$601,682,749

o.	Ending equity/net worth (e-n)	$-1,114,295,270

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$14,000,000	$17,036,635

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$14,000,000	$17,036,635

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$43,464,304

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$30,626,501

c.	Gross profit (a-b)	$12,837,803

d.	Selling expenses	$411,886

e.	General and administrative expenses	$8,111,276

f.	Other expenses	$764,177

g.	Depreciation and/or amortization (not included in 4b)	$0

h.	Interest	$612,116

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$9,971,029

k.	Profit (loss)	$-7,268,966	$-13,709,335

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$ 0	$212,975	$ 0	$212,975
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Stretto, Inc	Other	$ 0	$212,975	$ 0	$212,975
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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$269,031	$5,862,343	$396,954	$4,211,412
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Fishman Stewart PLLC	Local Counsel	$40,290	$299,177	$0	$125,988
	ii	Frost Brown Todd Attorneys LL	Other	$11,235	$86,639	$9,640	$75,404
	iii	Horne LLP	Other	$925	$13,443	$1,270	$13,443
	iv	Marcum LLP	Other	$0	$1,500,000	$0	$1,465,259
	v	Quinn Emanuel Urquhart & Sul	Other	$14,648	$1,118,943	$38,103	$406,895
	vi	Alston and Bird LLP	Other	$705	$227,544	$1,410	$217,095
	vii	Carey Olsen Cayman Limited	Other	$0	$2,239	$0	$2,239
	viii	Murphy and Grantland PA	Other	$0	$480	$0	$0
	ix	Parker Poe	Other	$0	$2,096	$0	$2,096
	x	Morgan Lewis and Bockius LLP	Other	$0	$104,111	$3,724	$43,009
	xi	Deloitte & Touche LLP	Other	$177,150	$2,296,584	$293,000	$1,672,975
	xii	Ernst and Young US LLP	Other	$0	$9,632	$0	$9,632
	xiii	Hall, Estill, Hardwick, Gable, G	Other	$0	$1,777	$0	$1,777
	xiv	Andersen Tax LLC	Other	$24,078	$195,180	$49,808	$171,102

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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c.	All professional fees and expenses (debtor & committees)	$269,031	$6,075,319	$396,954	$4,424,387

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$65,977

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$49,848	$660,022

d. Postpetition employer payroll taxes paid	$142,432	$1,798,400

e. Postpetition property taxes paid	$0	$17,284

f. Postpetition other taxes accrued (local, state, and federal)	$-8,913	$69,061

g. Postpetition other taxes paid (local, state, and federal)	$-1,200	$-449,265

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐	No ☒
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒
c. Were any payments made to or on behalf of insiders?	Yes ☒	No ☐
d. Are you current on postpetition tax return filings?	Yes ☐	No ☒
e. Are you current on postpetition estimated tax payments?	Yes ☒	No ☐
f. Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐	No ☒
h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐	N/A ☐
i. Do you have: Worker’s compensation insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
Casualty/property insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
General liability insurance?	Yes ☒	No ☐
If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes ☒	No ☐
k. Has a disclosure statement been filed with the court?	Yes ☒	No ☐
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

8

Debtor's Name Core Scientific Operating Company	Case No. 22-90343

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Michael Bros	Michael Bros
Signature of Responsible Party	Printed Name of Responsible Party

SVP, Capital Markets and Acquisitions	12/31/2023
Title	Date

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

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Debtor's Name Core Scientific Operating Company	Case No. 22-90343

12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

In re:	§	Chapter 11
§
CORE SCIENTIFIC, INC., et al.,	§	Case No. 22-90341 (CML)
§
Debtors.[1]	§	(Jointly Administered)

MONTHLY OPERATING REPORT NOTES FOR NOVEMBER 2023

On December 21, 2022 (the “Petition Date”), Core Scientific, Inc. and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors” or the “Company”), each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 1015-1 of the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Local Rules”). On January 9, 2023, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Creditors’ Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. On March 23, 2023, the U.S. Trustee appointed an official equity committee (the “Equity Committee”) in these chapter 11 cases pursuant to section 1102 of the Bankruptcy Code. No trustee or examiner has been appointed in these chapter 11 cases.

The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”).

1.

Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Core Scientific Mining LLC (6971); Core Scientific, Inc. (3837); Core Scientific Acquired Mining LLC (6074); Core Scientific Operating Company (5526); Radar Relay, Inc. (0496); Core Scientific Specialty Mining (Oklahoma) LLC (4327); American Property Acquisition, LLC (0825); Starboard Capital LLC (6677); RADAR LLC (5106); American Property Acquisitions I, LLC (9717); and American Property Acquisitions VII, LLC (3198). The Debtors’ corporate headquarters is 210 Barton Springs Road, Suite 300, Austin, Texas 78704. The Debtors’ service address is 2407 S. Congress Ave, Suite E-101, Austin, TX 78704.

with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently-available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period beginning on November 1, 2023 and ending November 30, 2023, or for the full year, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

2.

Reservation of Rights. This MOR is limited in scope, covers the period beginning on November 1, 2023 and ending November 30, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information for this report has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP.

Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.

3.

Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by-entity basis (excluding most intercompany eliminations) for Debtors Core Scientific, Inc., Core Scientific Acquired Mining LLC, Core Scientific Operating Company, Core Scientific Mining LLC, Radar Relay, Inc., Core Scientific Specialty Mining (Oklahoma) LLC, American Property Acquisition, LLC, Starboard Capital LLC, RADAR LLC, American Property Acquisitions I, LLC, and American Property Acquisitions VII, LLC. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST.

The amounts reported in this MOR are as-of November 30, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning November 1, 2023 and ending November 30, 2023.

4.

Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors.

The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as accounts receivable and current assets, they may be due to some intercompany elimination transactions or adjustments in each specific Debtor’s books and records.

5.	Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.

6.

Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue their Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, (C) Continue Intercompany Transactions, and (D) Continue Utilizing Employee Credit Cards; and (II) Granting Related Relief (Docket No. 12) (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system.

7.

Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; (iii) Income Statement (profit or loss statement); (iv) Schedule of Asset Sales; and (v) Schedule of Payments to Insiders.

Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached cash balances per MOR-1: Schedule of Cash Receipts and Disbursements.

Balance Sheet. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate balance sheets for the remaining Debtor entities. Consequently, the balance sheets included in the MOR for these Debtors reflect no balances.

Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented.

Income Statement. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Core Scientific Acquired Mining LLC, Core Scientific, Inc., Core Scientific Operating Company, and Radar Relay, Inc. The Debtors, however, do not maintain separate income statements for the remaining Debtor entities. Consequently, the income statements included in the MOR for these Debtors reflect no income.

Schedule of Asset Sales. This schedule, as requested by the U.S. Trustee, provides the total cash sales price for assets sold/transferred outside the ordinary course of business for the period on page 1 of the MOR.

Schedule of Payments to Insiders. This schedule provides additional detail for the period on page 1 of the MOR. For each insider payment made during the reporting period the following information is provided: Recipient; Date of payment or benefit provided; Amount of cash payment or market value of non-cash payment; and Reason for each payment made.

8.

Part 1, Cash Receipts and Disbursements. Cumulative quarter-to-date for Q4 2023 disbursements are reported in the Cumulative figures in the MOR. Cumulative case to date total disbursements through November 30, 2023 are $468,213,977.

9.

Part 2: Asset and Liability Status. Long-term lease liabilities resulting from the Debtors’ office / location leases and equipment / fixed asset leases are reported as prepetition unsecured debt. Beginning with the April MOR, the (i) April 2022 $60 million Bridge Promissory Note with BRF Finance Co, LLC and (ii) April 2022 $15 million Bridge Promissory Note with B. Riley Commercial Capital, LLC (collectively, the “Unsecured Bridge Notes”), are also reported as prepetition unsecured debt, whereas the Unsecured Bridge Notes were inadvertently included in prepetition priority debt on previous monthly operating reports.

10.

Part 3, Assets Sold or Transferred. The Company regularly receives credits and/or coupons from Bitmain Technologies Ltd.’s reward and price protection programs. The Company subsequently redeems these credits and/or coupons for new ASIC miner acquisitions or sells them to third parties when they are not able to be utilized by the Company. The Company may recognize other income when the credits and/or coupons are redeemed in noncash acquisitions or sold to third parties.

11.

Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period.

12.

Part 7 Questionnaire. Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. Amounts paid pursuant to the First Day Orders are monitored as to limits provided in the applicable orders of the Bankruptcy Court governing payment of such prepetition obligations, and this report is available to the U.S. Trustee as required.

In the ordinary course of business, the Debtors’ tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtors arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtors are not also in dialogue with the related taxing authority to become compliant.

All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the Initial DIP Facility or the Replacement DIP Facility.

MOR-1: 11/1/2023 - 11/30/2023 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Description	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Total
Receipts
Operating Sales Proceeds	2,457,125	2,891,139	31,711,324	—	—	—	—	—	—	—	—	37,059,588
Bitmain Coupon Sales	—	—	—	—	—	—	—	—	—	—	—	—
Other Receipts	45	—	23,127,762	—	—	—	—	—	—	—	—	23,127,806

Total Receipts	2,457,170	2,891,139	54,839,085	—	—	—	—	—	—	—	—	60,187,394

Disbursements
Suppliers or vendors	1,862,473	2,045,219	22,432,890	—	—	—	—	—	—	—	—	26,340,582
Taxes / Governmental	—	25,511	279,819	—	—	—	—	—	—	—	—	305,330
Services	7,279,963	179,869	1,972,882	—	—	—	—	—	—		—	9,432,714
Financial / Bank Fees	—	39,534	433,628	—	—	—	—	—	—	—	—	473,162
Employee Expense	—	309,763	3,397,622	—	—	—	—	—	—	—	—	3,707,385

Total Disbursements	9,142,436	2,599,896	28,516,840	—	—	—	—	—	—	—	—	40,259,172
												205,662,103

Net Cash Flow (excl. Internal Transfers)	(6,685,266)	291,243	26,322,245	—	—	—	—	—	—	—	—	19,928,222

Cash Balance Beginning of Month	23,492,509	6,558	35,779,737	—	—	—	—	—	—	—	—	59,278,804
Net Cash Flow	(6,685,266)	291,243	26,322,245	—	—	—	—	—	—	—	—	19,928,222
Disbursement Allocation	—	2,599,896	(2,599,896)	—	—	—	—	—	—	—	—	—
Cash Balance End of Month (excl. Internal Transfers)	16,807,243	2,897,697	59,502,086	—	—	—	—	—	—	—	—	79,207,026

Bank Cash Balance Beginning of Month	23,492,509	6,558	35,779,737	—	—	—	—	—	—	—	—	59,278,804
Net Cash Flow (excl. Internal Transfers; w/ Allocation)	(6,685,266)	291,243	26,322,245	—	—	—	—	—	—	—	—	19,928,222

MOR Part 1 d. Cash Balance	$16,807,243	$297,801	$62,101,982	$—	$—	$—	$—	$—	$—	$—	$—	$79,207,026

Reversing Disbursement Allocation	—	2,599,896	(2,599,896)	—	—	—	—	—	—	—	—	—
Internal Transfers	5,655,908	(2,105,000)	(3,550,908)	—	—	—	—	—	—	—	—	—
Cash Balance End of Month	$22,463,151	$792,697	$55,951,178	$—	$—	$—	$—	$—	$—	$—	$—	$79,207,026

MOR-2: End of November 2023 Balance Sheet

		Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Elimination Co	Total¹
(dollars in thousands)	x
ASSETS	x
Cash and Equivalents	x	2,267,373	792,697	55,146,154	—	—	—	—	—	—	—	—	—	58,206,224
Restricted Cash	x	20,195,778	—	805,024	—	—	—	—	—	—	—	—	—	21,000,802

Total Cash	x	22,463,151	792,697	55,951,178	—	—	—	—	—	—	—	—	—	79,207,026
Accounts receivable, net of allowance	x	—	—	1,233,199	—	—	—	—	—	—	—	—	—	1,233,199
Accounts receivable from related parties	x	466,527,358	157,574,351	(473,537,258)	1,160,033	—	—	—	—	—	—	—	(151,724,483)	0
Deposits for equipment	x	—	—	—	—	—	—	—	—	—	—	—	—	—
Digital currency assets	x	—	68,620	791,603	—	—	—	—	—	—	—	—	—	860,223
Prepaid expenses and other	x	—	22,572,283	26,232,607	—	—	—	—	—	—	—	—	(22,569,133)	26,235,758
Total other current assets	x	1,850,324,451	(1,128,217,928)	(715,715,094)	12,734	—	—	—	—	—	—	—	—	6,404,164

Total Current Assets	x	2,339,314,960	(947,209,976)	(1,105,043,765)	1,172,767	—	—	—	—	—	—	—	(174,293,616)	113,940,369
Property, plant and equipment	x	—	43,549,380	570,657,457	—	—	—	—	—	—	—	—	(15,616,704)	598,590,133
Operating lease-right-of-use assets	x	—	—	7,671,257	—	—	—	—	—	—	—	—	—	7,671,257
Goodwill	x	—	—	—	—	—	—	—	—	—	—	—	—	—
Intangible assets, net	x	—	—	2,257,827	—	—	—	—	—	—	—	—	—	2,257,827
Other noncurrent assets	x	2,558,789	(0)	11,844,702	—	—	—	—	—	—	—	—	—	14,403,490

Total Assets	x	2,341,873,749	(903,660,597)	(512,612,521)	1,172,767	—	—	—	—	—	—	—	(189,910,320)	736,863,077

LIABILITIES, PREFERRED STOCK & EQUITY	x
Accounts Payable	x	—	151,732,470	60,981,194	1,750	—	—	—	—	—	—	—	(151,724,483)	60,990,931
Accrued expenses and other	x	199,366	18,136,331	116,524,395	—	—	—	—	—	—	—	—	—	134,860,092
Deferred revenue	x	—	—	81,234,232	—	—	—	—	—	—	—	—	(38,457,330)	42,776,902
Derivative warrant liabilities	x	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating lease liabilities, current portion	x	—	—	79,953	—	—	—	—	—	—	—	—	—	79,953
Financing lease liabilities, current portion	x	—	—	19,805,503	—	—	—	—	—	—	—	—	—	19,805,503
Long-term debt, current portion	x	(559,901,857)	—	734,095,009	—	—	—	—	—	—	—	—	—	174,193,152

Total current liabilities	x	(559,702,491)	169,868,801	1,012,720,287	1,750	—	—	—	—	—	—	—	(190,181,813)	432,706,533
Operating lease liabilities, net of current portion	x	—	—	1,311,166	—	—	—	—	—	—	—	—	—	1,311,166
Financing lease liabilities, net of current portion	x	—	—	35,781,092	—	—	—	—	—	—	—	—	—	35,781,092
Long-term debt, net of current portion	x	568,258,150	—	123,361,211	—	—	—	—	—	—	—	—	—	691,619,361
Other noncurrent liabilities	x	—	18,084,856	(15,497,087)	(2,587,769)	—	—	—	—	—	—	—	—	—

Total Liabilities	x	8,555,659	187,953,657	1,157,676,669	(2,586,019)	—	—	—	—	—	—	—	(190,181,813)	1,161,418,152
Pre-Petition Subject to Compromise	x	684,395,370	—	(684,395,370)	—	—	—	—	—	—	—	—	—	—

Total Pre-Petition Subject to Compromise	x	684,395,370	—	(684,395,370)	—	—	—	—	—	—	—	—	—	—
Preferred stock	x	—	—	—	—	—	—	—	—	—	—	—	—	—
Common stock	x	37,478	—	—	—	—	—	—	—	—	—	—	—	37,478
Additional paid-in capital	x	1,828,667,080	(15,979,141)	2,887,621	—	—	—	—	—	—	—	—	—	1,815,575,560
Accumulated deficit	x	(179,781,838)	(843,094,716)	(1,155,839,690)	(61,770,345)	—	—	—	—	—	—	—	318,476	(2,240,168,113)
Other Comprehensive Income	x	—	—	—	—	—	—	—	—	—	—	—	—	—
Cumulative Translation Adjustment	x	—	(232,540,397)	167,058,249	65,529,130	—	—	—	—	—	—	—	(46,983)	(0)

Total Equity	x	1,648,922,720	(1,091,614,254)	(985,893,820)	3,758,786	—	—	—	—	—	—	—	271,494	(424,555,075)

Total Liabilities, Preferred Stock & Equity	x	2,341,873,749	(903,660,597)	(512,612,521)	1,172,767	—	—	—	—	—	—	—	(189,910,320)	736,863,077

MOR-3: 11/1/2023 - 11/30/2023 Profit & Loss

	Core Scientific, Inc.	Core Scientific Acquired Mining LLC	Core Scientific Operating Company	Radar Relay, Inc.	Core Scientific Mining LLC	Core Scientific Specialty Mining (Oklahoma) LLC	American Property Acquisition, LLC	Starboard Capital LLC	RADAR LLC	American Property Acquisitions I, LLC	American Property Acquisitions VII, LLC	Elimination Co
Total Revenue
(dollars in thousands)
Hosting revenue from customers	—	—	9,585,192	—	—	—	—	—	—	—	—	—
Hosting revenue from related parties	—	—	1,808,229	—	—	—	—	—	—	—	—	(1,808,229)
Equipment sales to customers	—	—	—	—	—	—	—	—	—	—	—	—
Equipment sales to related parties	—	—	—	—	—	—	—	—	—	—	—	—
Digital asset mining income	—	2,907,358	32,070,882	—	—	—	—	—	—	—	—	—
Network services and defi revenue	—	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	2,907,358	43,464,304	—	—	—	—	—	—	—	—	(1,808,229)

Cost of revenue	—	—	(30,626,501)	—	—	—	—	—	—	—	—	—

Gross Profit	—	2,907,358	12,837,803	—	—	—	—	—	—	—	—	(1,808,229)

Gain (loss) on legal settlements	—	—	—	—	—	—	—	—	—	—	—	—
Gain (loss) from sales of digital currency assets	—	12,143	519,366	—	—	—	—	—	—	—	—	—
Impairments of digital currency assets	—	(13,642)	(508,167)	—	—	—	—	—	—	—	—	—
Impairment of goodwill and other intangibles	—	—	—	—	—	—	—	—	—	—	—	—
Impairment of property, plant and equipment	—	—	—	—	—	—	—	—	—	—	—	—
Losses on exchange or disposal of property, plant and equipment	—	—	(295,656)	—	—	—	—	—	—	—	—	—
Operating expenses:
Research and development	—	—	(764,177)	—	—	—	—	—	—	—	—	—
Sales and marketing	—	—	(411,886)	—	—	—	—	—	—	—	—	—
General and administrative	—	(10,777)	(8,111,276)	—	—	—	—	—	—	—	—	—
Advisor Fees	—	—	—	—	—	—	—	—	—	—	—	—

Total operating expenses	—	(10,777)	(9,287,340)	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	—	2,895,082	3,266,007	—	—	—	—	—	—	—	—	(1,808,229)
Non-operating income (expense), net:
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(612,116)	—	—	—	—	—	—	—	—	—
Other non-operating expenses, net	—	—	51,084	—	—	—	—	—	—	—	—	—
Reorganization items	—	—	(9,971,029)	—	—	—	—	—	—	—	—	—

Total Non-operating income (expense), net:	—	—	(10,532,060)	—	—	—	—	—	—	—	—	—

Income (loss) before income taxes	—	2,895,082	(7,266,054)	—	—	—	—	—	—	—	—	(1,808,229)
Income tax expense	—	—	(2,912)	—	—	—	—	—	—	—	—	—

Net Income (Loss)	—	2,895,082	(7,268,966)	—	—	—	—	—	—	—	—	(1,808,229)

Core Scientific Operating Company

MOR-4: 11/1/2023 - 11/30/2023 Total cash sales price for assets sold/transferred outside the ordinary course of business

Date	Description	Amount
11/2/2023	Sale of Cedarvale facility to Celsius¹	14,000,000.00

Total		$14,000,000

[1]

Celsius Mining LLC Settlement On September 14, 2023, the Debtors and Celsius entered into a purchase and sale agreement (the “PSA”) that provides in addition to a full mutual release of claims asserted against each party in the respective bankruptcy cases for a cash payment by Celsius to the Company of $14.0 million and a full and final release of all claims of Celsius against the Debtors related to the Celsius Contracts, in exchange for the Debtors, (i) sale to Celsius of the Debtor’s Ward County, Texas bitcoin mining data center site (the “Cedarvale Facility”) and certain related assets, (ii) grant to Celsius of a perpetual, non-transferable (except as described in Section 14 of the PSA), non-exclusive limited license to use identified Company intellectual property solely as and to the extent necessary to (x) finish construction and development of the Cedarvale Facility, (y) develop and construct other mining facilities on other properties owned or leased by Celsius similar in type and scope to the Cedarvale Facility, and (z) operate all of the foregoing, (iii) assumption and assignment to Celsius of certain executory contracts. In connection with the PSA the parties released and (iv) unequivocally release claims against Celsius asserted by the Company in connection with the Celsius Chapter 11 Cases and the Company’s Chapter 11 Cases. On November 2, 2023, the Company received the payment of $14.0 million from Celsius in connection with the PSA.

Core Scientific Operating Company

MOR-5: 11/1/2023 - 11/30/2023 Payments to Insiders

Name	Title	Date	Amount	Description
Mike Levitt	Chairman of the Board	11/9/2023	$2,307.69	Base Salary
Mike Levitt	Chairman of the Board	11/22/2023	$2,307.69	Base Salary
Denise Sterling	Executive Vice President, Chief Financial Officer	11/9/2023	$11,538.46	Base Salary
Denise Sterling	Executive Vice President, Chief Financial Officer	11/22/2023	$11,538.46	Base Salary
Denise Sterling	Executive Vice President, Chief Financial Officer	11/22/2023	$32,000.00	Incentive Bonus Payment¹
Darin Feinstein	Board Member	11/9/2023	$2,307.69	Base Salary
Darin Feinstein	Board Member	11/22/2023	$2,307.69	Base Salary
Darin Feinstein	Board Member	11/8/2023	$6,492.46	Expense Reimbursement
Todd DuChene	Chief Legal Officer	11/9/2023	$19,230.77	Base Salary
Todd DuChene	Chief Legal Officer	11/22/2023	$19,230.77	Base Salary
Adam Sullivan	President, Chief Executive Officer	11/9/2023	$19,230.77	Base Salary
Adam Sullivan	President, Chief Executive Officer	11/22/2023	$19,230.77	Base Salary
Adam Sullivan	President, Chief Executive Officer	11/15/2023	$16,996.10	Housing Expense
Kneeland Youngblood	Board Member	11/1/2023	$12,500.00	Board Fee
Neal Goldman	Board Member	11/3/2023	$35,000.00	Board Fee

¹	Incentive Bonus Payment was made pursuant to the Court-approved amended employment agreement (Docket No. 1211).